NYSE: WST

Corporate Overview

Donald E. Morel, Jr., Ph.D.

Chairman and Chief Executive Officer

www.westpharma.com

Slide 1

Safe Harbor Statement

Certain statements contained in this presentation or in other Company documents and certain statements that may be made by management of the Company orally in presenting this material may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. In particular, these include statements concerning future actions, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings and financial results.

Because actual results are affected by risks and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement.  It is not possible to predict or identify all such risks and uncertainties.  The Company identifies some of those risks in its Securities and Exchange Commission filings on forms 10-K, 10-Q and 8-K , and investors are advised to consult the Company’s recent filings for a more complete listing.  Factors that could cause the actual results to differ materially from expected and historical results include, but are not limited to: successful completion of the disposition of the Company's drug delivery technologies pursuant to the transactions described in this release, including the Company's obtaining of necessary approvals and consents to the transaction; the ability of the acquirer of the drug delivery technologies to develop and market products based on those technologies; the Company's continued ability to operate its clinical services business pending development and execution of a plan for disposing of that business; sales demand; the timing of customers' projects; continued plant operating efficiencies, including the resumption of normalized production at the Company’s new Kinston, NC facility; the outcome of litigation involving the January 2003 explosion and fire at its former Kinston NC facility, the Company's ability to maintain its market position and pricing in the face of lower-cost competitors, particularly in the European marketplace; the Company's ability to maintain a favorable mix of value-added products in its portfolio; continued strong contribution from the Company's affiliates; strength or weakness of the U.S. dollar; inflation; potential price increases in raw materials, including those that are petroleum-based, and the continued availability of raw materials; and the impact of recent tax legislation relating to repatriation of foreign earnings.

The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised to consult any further disclosures that the Company makes or has made on related subjects in the Company's form 10-K, 10-Q and 8-K reports.

In presenting this material or responding to inquiries in connection with a presentation, management may refer to results or performance measures that are not prepared in accordance with US Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s recent 10Q and 8-K filings.  These are Non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results.  Those 10-Q and 8-K filings include reconciliations of the GAAP and Non-GAAP results.

Slide 2

Corporate Profile

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Founded in 1923, headquartered in Lionville, PA

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Market leader for the manufacturing of pharmaceutical elastomer closures and syringe components

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NYSE: WST – as of December 31, 2004

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Stock price:   $25.03 (split adjusted)

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Market cap:    $776 MM

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Shares outstanding: 31MM

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2003: Record sales and net income

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Net sales: $490.70 million

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Diluted net income: $31.9 million

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Diluted EPS: $2.19 (pre split)

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Dividends paid per share: $0.81 (pre split)

Slide 3

Pharmaceutical Products

Stoppers and seals for drug,
diagnostic and laboratory vials

Components for syringe, IV and
blood collection systems

Complex systems for hospital
and home drug delivery

Slide 4

West Pharmaceutical Services

A Global Diversified Pharmaceutical Technology Company

- 21 global manufacturing sites
- 32 global sales offices
- 4,000 employees worldwide

West Pharmaceutical Services

A Global Diversified Pharmaceutical Technology Company

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21 global manufacturing sites

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32 global sales offices

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4,000 employees worldwide

Slide 5

Global Customer Base

NOVARTIS
Lilly
gsk GlaxoSmithKline
MERCK
Pfizer
AstraZeneca
Roche

AMGEN
Genentech
IN BUSINESS FOR LIFE
Aventis
IVAX
sanofi~synthelabo

Bristol-Myers Squibb Company
extending and enhancing human life
Johnson & Johnson
BD
Procter & Gamble
Baxter
B BRAUN

Wyeth
TEVA
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Abbott Laboratories
GensiaSicor
PHARMACEUTICALS

Global Customer Base

Slide 6

West: A Look Inside

2003 Net Sales: $490.7 million

Disposable medical components $100.4MM
Personal care/food packaging $32.2MM
Laboratory and other services $9.6 MM
Development / licensing $1.9MM
Clinical services $5.4 MM
Pharmaceutical packaging $341.2MM

West: A Look Inside

2003 Net Sales: $490.7 million

Slide 7

Geographic Sales Mix

(2003, based on point of sale)

(in millions)

Other
$38.2
United
States
$246.8
Europe
$205.7

 Geographic Sales Mix

 (2003, based on point of sale)

Slide 8

Significant Events 2001-2004

- Sale of Paco contract manufacturing operations – November 2001
- New Management team – April 2002
- Restructuring; Mexico investment; sale of OTC Research Services Group – October 2002
- Kinston explosion – January 2003
- Kinston restart – January 2004
- 2-1 stock split – September 2004
- Drug delivery exit – December 2004
- Accelerated capital investment – 2002-04

Significant Events 2001-2004

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Sale of Paco contract manufacturing operations – November 2001

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New Management team – April 2002

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Restructuring; Mexico investment; sale of OTC Research Services Group – October 2002

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Kinston explosion – January 2003

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Kinston restart – January 2004

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2-1 stock split – September 2004

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Drug delivery exit – December 2004

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Accelerated capital investment – 2002-04

Slide 9

Strong Sales Performance

(in millions)

$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$372.5
$392.3
$419.7
$490.7
2000
2001
2002
2003

Strong Sales Performance

(in millions)

Slide 10

WST FY2004 Stock Performance

WST Daily
12/30/04
NYA
HCX
NYP
SP500
+55%
+50%
+45%
+40%
+35%
+30%
+25%
+20%
+15%
+10%
+5%
+0%
-5%
-10%
-15%
- West
- NYSE Composite Index
- S&P Healthcare Index
- NYSE Healthcare Index
- S&P 500
Volume
800
600
400
200
0
Thousands
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

WST FY2004 Stock Performance

Slide 11

Today

- Industry leader in developing and manufacturing packaging and delivery systems for injectable drugs
- Strong, diversified customer base
- Substantial market share in key operating segments
- Value-added products, technologies and services that serve current and future market needs
- Strong balance sheet and cash flows
- High regulatory and capital barriers to entry
- Favorable market drivers will produce continued growth

Today

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Industry leader in developing and manufacturing packaging and delivery systems for injectable drugs

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Strong, diversified customer base

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Substantial market share in key operating segments

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Value-added products, technologies and services that serve current and future market needs

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Strong balance sheet and cash flows

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High regulatory and capital barriers to entry

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Favorable market drivers will produce continued growth

Slide 12

Growth Strategy

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Management’s goal is to build long-term shareholder value by leveraging:

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Our knowledge of the drug-material contact interface

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West’s global high-volume precision manufacturing capabilities

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Creating growth opportunities through:

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Value-added technologies, products and services

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Building a portfolio of devices for injectable, transmucosal and pulmonary delivery

Slide 13

Growth Drivers

- Global demographics
- Growth in biotechnology drugs
- Continued tightening of FDA oversight
- Emergence of drug package counterfeiting
- Convergence of pre-filled systems
- Advances in manufacturing processes

Growth Drivers

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Global demographics

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Growth in biotechnology drugs

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Continued tightening of FDA oversight

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Emergence of drug package counterfeiting

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Convergence of pre-filled systems

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Advances in manufacturing processes

Slide 14

Cost Drivers

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Costs are under pressure

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Labor and benefit costs

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Materials

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Petroleum based materials, fuel costs

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Outsourced compounding

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Depreciation

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IT investment requirements

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Compliance costs

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Kinston re-start

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Pension costs

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Rising Interest rates

Slide 15

Growth Opportunities

- Global Westar® processed components
- Barrier films and coatings
  - FluroTec ®
  - LyoTec™
  - B2-Coating
- Anti-counterfeiting closures
- Lean Manufacturing

Low-Risk
High-Value
WestFluroTec

MULTIDOSE
AMGEN

Growth Opportunities

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Global Westar® processed components

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Barrier films and coatings

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FluroTec®

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LycoTec™

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B2-Coating

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Anti-counterfeiting closures

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Lean Manufacturing

Slide 16

Key Considerations

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Strong barriers to entry – regulatory guidelines result in high switching costs

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New product development cycle mirrors new drug development timeline

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Patent expirations

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New product pipelines thin and early stage

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Pricing pressure on supplier base

Slide 17

Key Considerations
(continued)

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Impact on new drug approval process due to recent COX-2 issues

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National formulary – future impact on the Prescription Drug Benefit

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Downstream benefits of American Job Creation Act

Slide 18

Pharmaceutical Systems
Regulatory Environment

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Regulation of “drug products” includes delivery devices and components in contact with the drug

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To obtain marketing approval, NDA/ANDA must include

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Demonstrated stability and functionality of drug package and/or delivery device (multi-year studies)

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West consent to refer to its Drug Master File, which includes technical specifications for products and manufacturing processes

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West file contents kept confidential (trade secret)

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Change in vendor requires new stability/ functionality studies for substitute products

Slide 19

Financial Considerations

Slide 20

Financial Objectives

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Debt to total cap ratio 35% or better, exclusive of any new, acquisition-related debt

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Grow sales 5-7% before the effects of currency

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Monitor and control discretionary spending

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Return on invested capital in excess of our Cost of Capital

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Deliver on 2004 EPS Guidance

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Non-GAAP EPS of $1.00 - $1.05, which excludes $0.31-$0.35 per share of non-continuing 2004 costs, primarily attributed to the 2003 Kinston loss and the planned closure of the UK plastics facility

Slide 21

Capital Management

($MM)	12/31/03	9/30/04
Total Debt	$175.0	$162.7
Total Equity	$257.6	$280.9
Debt to Total Capital	40.5%	36.7%

Capital Expenditures:
YTD Spending		$41.0
(including $12.3M related to Kinston

Slide 22

Management Performance Metrics

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Short term (Annual)

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Corporate – EPS, Cash Flow

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Operations – Net Sales, Operating Profit, Cash Flow

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Long term

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50% restricted stock, 50% options

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Compounded annual growth rate (CAGR)

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Return on Invested Capital (ROIC)

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Stock ownership guidelines for all executive officers

Slide 23

Strong Corporate Governance

- Broad experience base that can contribute to company's strategy
- Independent directors meet without management at each meeting
- Independent directors chair and staff all committees
- One member from management

Strong Corporate Governance

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Broad experience base that can contribute to company’s strategy

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Independent directors meet without management at each meeting

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Independent directors chair and staff all committees

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One member from management

Slide 24

Summary

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Pharmaceutical Systems is an established and profitable global franchise:

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Industry leader in sales, product innovation

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Regulatory and capital barriers to entry

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Strong, diversified customer base

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Value-added products, technologies and services that enhance growth potential

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Strong balance sheet

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Market drivers favor continued growth

Slide 25

NYSE: WST

www.westpharma.com

Slide 26